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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) November 15, 2002




                       KULICKE AND SOFFA INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)

          PENNSYLVANIA                    000-00121               23-1498399
 (State or Other Jurisdiction            (Commission          (I.R.S. Employer
        of Incorporation)                File Number)        Identification No.)


2101 Blair Mill Road, Willow Grove, PA                              19090
(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (215) 784-6000

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ITEM 5.  OTHER EVENTS

         On November 15, 2002, Kulicke and Soffa Industries, Inc. (the "Company") issued a press release relating the Company's results for fiscal year ended September 30, 2002. A copy of this press release is attached hereto as
Exhibit 99.1, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

Exhibit No.                          Description

   99.1                        Press Release dated November 15, 2002

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KULICKE AND SOFFA INDUSTRIES, INC.

Date: November 18, 2002                       By:    /s/ Clifford G. Sprague
                                                   --------------------------
                                              Clifford G. Sprague
                                              Senior Vice President and Chief
                                              Financial Officer

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                                  EXHIBIT INDEX

 Exhibit No.                    Description

     99.1                   Press Release dated November 15, 2002